SUPPLEMENT TO THE SPARTAN(registered trademark) FLORIDA MUNICIPAL FUNDS JANUARY 22, 1998, PROSPECTUS
   The following information replaces the similar information found in the "FMR and Its Affiliates" section on page 12.
   Christine Thompson is Vice President and manager of Spartan Florida Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
The following information replaces the first and third paragraphs, respectively, found in the "Who May Want to Invest" section on page 4. These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal income tax and exempt from the Florida intangible tax. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market fund is managed to keep its share price stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk. You should consider your investment objective and tolerance for risk when making an investment decision.
Spartan Florida Municipal Income is a non-diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
The following information replaces similar information found in the "Charter" section on page 12.
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Spartan Florida Municipal Money Market is a diversified fund of Fidelity Court Street Trust II. Spartan Florida Municipal Income is a non-diversified fund of Fidelity Court Street Trust. Both trusts are open-end management investment companies. Fidelity Court Street Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity Court Street Trust was organized as a Massachusetts business trust on April 21, 1977. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
The following information replaces similar information found in the "Securities and Investment Practices" section on page 19. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 75% of its total assets Spartan Florida Municipal Money Market may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other money market funds.
RESTRICTIONS: Spartan Florida Municipal Income is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.